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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 8, 2004

                                 GFY FOODS, INC.
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                                     ------
         (State or Other Jurisdiction of Incorporation or Organization)

                                     0-33029
                                     -------
                            (Commission File Number)

                                   87-0382438
                                   ----------
                        (IRS Employer Identification No.)

                              601 Deerfield Parkway
                             Buffalo Grove, IL 60089
                             -----------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (847) 353-7554
                                 --------------
               Registrant's Telephone Number, Including Area Code

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Item 3.02     Sales of Unregistered Securities
              --------------------------------

         On October 8, 2004, the Registrant issued 500,000,000 shares of its restricted common stock to Edward Schwalb, the President and sole director of the Registrant. The Registrant issued these shares as part of Mr. Schwalb's employment agreement with the Registrant that enables Mr. Schwalb to maintain a 70% ownership in the Registrant. Mr. Schwalb has waived this clause in his employment contract but accepted this issuance to raise his total ownership in the Registrant to 20.30%. The issuance of the 500,000,000 shares to Edward Schwalb represents 19.17% of the total shares outstanding of the Registrant as of October 8, 2004.
         On October 8, 2004, the Registrant issued 150,000,000 shares of its restricted common stock to Eric Schwalb, an employee of the Registrant and brother of the President of the Registrant. The stock was issued as a bonus and in lieu of cash pay due to Eric Schwalb. The issuance of the 150,000,000 shares to Eric Schwalb represents 5.75% of the total shares outstanding of the Registrant as of October 8, 2004.
         On October 8, 2004, the Registrant issued 150,000,000 shares of its restricted common stock to Lore Hayes, an employee of the Registrant. The stock was issued as a bonus and in lieu of cash pay due to Lore Hayes. The issuance of the 150,000,000 shares to Lore Hayes represents 5.75% of the total shares outstanding of the Registrant as of October 8, 2004.
         On October 8, 2004, the Registrant issued 150,000,000 shares of its restricted common stock to Kelly Gates, an employee of the Registrant. The stock was issued as a bonus and in lieu of cash pay due to Kelly Gates. The issuance of the 150,000,000 shares to Kelly Gates represents 5.75% of the total shares outstanding of the Registrant as of October 8, 2004.
         On October 8, 2004, the Registrant issued 150,000,000 shares of its restricted common stock to Stuart Schwalb, the father of the President of the Registrant, for consulting services rendered to the Registrant. The stock was issued as a bonus and in lieu of cash pay due to Stuart Schwalb. The issuance of the 150,000,000 shares to Stuart Schwalb represents 5.75% of the total shares outstanding of the Registrant as of October 8, 2004.
         After the issuance referenced above, the total number of shares outstanding of the Registrant as of October 15, 2004 was 2,733,898,937.

Item 8.01     Other Events.
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         On October 14, 2004, the Registrant approved a one thousand for one reverse stock split on its $0.001 par value common stock. The reverse stock split applies to shareholders of record on October 15, 2004 and will be effective on October 25, 2004. After the reverse stock split, the Registrant will have approximately 2,733,899 shares outstanding.

                                   SIGNATURES

              Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2004                     GFY Foods, Inc.

                                                     By:  /s/ Ed Schwalb
                                                          ----------------------
                                                     Name:    Ed Schwalb
                                                     Title:   President